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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANT


    I hereby consent to the use in the Prospectus constituting part of the Amendment No. 3 to this Registration Statement on Form S-1 of my report dated February 21, 1997 relating to the financial statements of Pacific Guarantee Mortgage Corporation which appears in such Prospectus. I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                          /s/ WILLIAM M. STOLL
                                          --------------------------------------
                                          Name: William M. Stoll
                                          Title: Certified Public Accountant


Santa Rosa, California
May 12, 1999